SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) September 12, 1997
                                                        -------------------


                        Craig Consumer Electronics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                   0-27882                     95-04228391
----------------------------       -----------                 -------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)



13845 Artesia Boulevard, Cerritos, California                    90703-9000
---------------------------------------------                    ----------
 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code  562-926-9944
                                                  -----------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     On September 12, 1997, Richard Berger, President of Craig Consumer Electronics, Inc. (the "Registrant or Company") was placed on administrative leave pending the Company's investigation into certain transactions.

     Mr. Richard Williamson, Chief Executive Officer, continues to operate the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Craig Consumer Electronics, Inc.



Date: September 19, 1997      By: /s/ Richard M. Williamson
                                 ----------------------------------------------
                                 Richard M. Williamson
                                 Its Chairman of the Board (Principal Executive)



Date: September 19, 1997      By: /s/ Tony Chow
                                 ----------------------------------------------
                                 Tony Chow
                                 Chief Financial Officer
                                 (Principal Accounting Officer)



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